Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (SDCI)

Supplement dated January 3, 2022 to the Prospectus of

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, dated October 30, 2021

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective December 31, 2021, Kevin Sheehan will no longer serve as a portfolio manager for USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund. All references to Mr. Sheehan are deleted in their entirety.

The following replaces in its entirety the disclosure for Kevin Sheehan in the subsection of the Prospectus titled “FUND SUMMARY — USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND—Portfolio Managers” found on page 8 of the Prospectus.

Ray W. Allen, a Portfolio Manager for the Adviser, was previously a portfolio manager of the Fund from May 2, 2018 until October 29, 2021, and resumed his role as portfolio manager on January 1, 2022.

The following replaces in its entirety the disclosure for Kevin Sheehan in the section of the Prospectus titled “PORTFOLIO MANAGEMENT” found on page 20 of the Prospectus.

Ray W. Allen has been a Portfolio Manager of USCF since January 2008. Mr. Allen was the portfolio manager of: (1) United States Gasoline Fund, LP from February 2008 until March 2010, and then portfolio manager since May 2015, (2) United States Heating Oil Fund, LP from April 2008 until March 2010, and then portfolio manager from May 2015 to September 2018, (3) United States 12 Month Natural Gas Fund, LP from November 2009 until March 2010, and then portfolio manager since May 2015. In addition, he has been the portfolio manager of: (1) United States Short Oil Fund, LP from September 2009 to September 2018, (2) United States Oil Fund, LP and United States 12 Month Oil Fund, LP since March 2010, (3) United States Brent Oil Fund, LP since June 2010, (4) United States Natural Gas Fund, LP since May 2015, and (5) United States 3x Oil Fund and United States 3x Short Oil Fund from July 2017 to December 2019. Mr. Allen has been a principal of USCF listed with the CFTC and NFA since March 2009 and has been registered as an associated person of USCF since July 2015 and from March 2008 to November 2012. Additionally, Mr. Allen has been approved as an NFA swaps associated person of USCF since July 2015 and as an associated person and swap associated person of the Adviser as of February 2017. Mr. Allen also served or is serving as portfolio manager of the USCF Restaurant Leaders Fund (from November 2016 through September 2017) and the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (from May 2018 through October 2021, and then since January 2022), each of which was or is a series of the USCF ETF Trust. Mr. Allen served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in October 2017 through March 2019. Mr. Allen earned a B.A. in economics from the University of California at Berkeley and holds an NFA Series 3 registration.

Please retain this supplement for future reference.